Exhibit 32

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF

TITLE 18, UNITED STATES CODE)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officers of Cantel Medical Corp. (the “Company”), do hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended October 31, 2004 as filed with the Securities and Exchange Commission  (the “Form 10-Q”) that, to the best of their knowledge:

                1.             The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                2.             The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  December 10, 2004

/s/ James P. Reilly
James P. Reilly
President and Chief Executive Officer (Principal Executive Officer)

/s/ Craig A. Sheldon
Craig A. Sheldon
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)